      As filed with the Securities and Exchange Commission on June 1, 2001
                                               Registration No. 333-____________

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933
                                 ____________
                             PORTAL SOFTWARE, INC.
            (Exact name of registrant as specified in its charter)

            Delaware                                      77-0369737
  (State or other jurisdiction                 (IRS Employer Identification No.)
of incorporation or organization)

                         10200 South De Anza Boulevard
                              Cupertino, CA 95014
              (Address of principal executive offices) (Zip Code)
                                 ____________
                           1999 STOCK INCENTIVE PLAN
                       1999 EMPLOYEE STOCK PURCHASE PLAN
                2000 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
                    BAYGATE, INC. RESTATED 1999 STOCK PLAN
                           (Full title of the Plan)
                                 ____________
                            Mr. Mitchell L. Gaynor
                 Vice President, General Counsel and Secretary
                             Portal Software, Inc.
                         10200 South De Anza Boulevard
                              Cupertino, CA 95014
                    (Name and address of agent for service)
                                (408) 572-2000
         (Telephone number, including area code, of agent for service)
                                 ____________
                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------
                                                                      Proposed            Proposed
                 Title of                                             Maximum              Maximum
                Securities                       Amount               Offering            Aggregate          Amount of
                   to be                         to be                 Price              Offering          Registration
                Registered                   Registered(1)          per Share(2)          Price(2)              Fee
                ----------                   -------------          ------------          ---------         ------------
   1999 Stock Incentive Plan
   -------------------------
   Common Stock, $0.001 par value           6,853,777 shares          $5.505            $37,730,042.39      $ 9,432.51

   1999 Employee Stock Purchase Plan
   ---------------------------------
   and 2000 International Employee Stock
   -------------------------------------
   Purchase Plan
   -------------
   Common Stock, $0.001 par value           3,426,888 shares          $5.505            $18,865,018.44      $ 4,716.25

   BayGate, Inc. Restated 1999 Stock
   ---------------------------------
   Plan (as assumed by Registrant)
   ------------------------------
   Common Stock, $0.001 par value              38,958 shares          $5.505            $   214,463.79      $    53.62
------------------------------------------------------------------------------------------------------------------------
                                                                Aggregate Registration Fee                  $14,202.38
------------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1999 Stock Incentive Plan, 1999 Employee Stock Purchase Plan, 2000 International Employee Stock Purchase Plan, or Amended and Restated BayGate, Inc. 1999 Stock Plan (as assumed by Registrant) by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling price per share of the Registrant's Common Stock on May 31, 2001, as reported by the Nasdaq National Market.

                                    PART II

              Information Required in the Registration Statement



Item 3. Incorporation of Documents by Reference
        ---------------------------------------

               Portal Software, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

          (a) The Registrant's Current Reports on Form 8-K, filed with the Commission on May 18, 2001;

          (b) The Registrant's Annual Report on Form 10-K, filed with the Commission on April 23, 2001 for the period ended January 31, 2001; and

          (d) The Registrant's Registration Statement No. 000-25829 on Form 8-A filed with the Commission on April 20, 1999 and amended on April 27, 1999, pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

               All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities
        -------------------------

               Not Applicable

Item 5. Interests of Named Experts and Counsel
        --------------------------------------

               Not Applicable.

Item 6. Indemnification of Directors and Officers
        -----------------------------------------

               Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's board of directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). Article VII, Section 6 of the Registrant's Amended and Restated Bylaws provides for mandatory indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Second Amended and Restated Certificate of Incorporation provides that, subject to Delaware law, its directors shall not be personally liable for monetary damages for breach of their fiduciary duty as directors to the Registrant and its stockholders. This provision in the Second Amended and Restated Certificate of Incorporation does not eliminate the fiduciary duty of the directors, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant or its stockholders for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect the director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant has entered into indemnification agreements with its officers and directors, a form of which was previously filed with the Securities and Exchange Commission as an Exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-72999) (the "Indemnification Agreements"). The Indemnification Agreements provide the Registrant's officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law.

Item 7. Exemption from Registration Claimed
        -----------------------------------

               Not Applicable.

Item 8. Exhibits
        --------

Exhibit Number           Exhibit
--------------           -------

   4                     Instruments Defining the Rights of Stockholders.
                         Reference is made to Registrant's Registration
                         Statement No. 000-25829 on Form 8-A, together with any
                         exhibits thereto, which are incorporated herein by
                         reference pursuant to Item 3(d) to this Registration
                         Statement.
   5                     Opinion and consent of Brobeck, Phleger & Harrison LLP.
   23.1                  Consent of Ernst & Young LLP, Independent Auditors.
   23.2                  Consent of Brobeck, Phleger & Harrison LLP is contained
                         in Exhibit 5.
   24                    Power of Attorney. Reference is made to page II-4 of
                         this Registration Statement.
   99.1(1)               1999 Stock Incentive Plan (as Amended and Restated
                         Through February 1, 2001).
   99.2(2)               Form of Notice of Grant of Stock Option.
   99.3(2)               Form of Stock Option Agreement.
   99.4(2)               Form of Addendum to Stock Option Agreement (Involuntary
                         Termination Following Corporate Transaction/Change in
                         Control).
   99.5(2)               Form of Addendum to Stock Option Agreement (Limited
                         Stock Appreciation Right)
   99.6(2)               Form of Stock Issuance Agreement.
   99.7(2)               Form Addendum to Stock Issuance Agreement (Involuntary
                         Termination Following Corporate Transaction/Change in
                         Control).
   99.8(2)               Form Automatic Stock Option Agreement.
   99.9(2)               Form Notice of Grant of Non-Employee Director -
                         Automatic Stock Option.
   99.10                 1999 Employee Stock Purchase Plan (as Amended and
                         Restated).
   99.11(3)              2000 Supplemental Stock Option Plan.
   99.12                 2000 International Employee Stock Purchase Plan.
   99.13                 BayGate, Inc. Amended and Restated 1999 Stock Plan.
   99.14                 BayGate, Inc. Form of Stock Option Agreement


   (1) Incorporated herein by reference from Registrant's Registration Statement on Form S-8 (file no. 333-32436).
   (2) Incorporated herein by reference from Registrant's Registration Statement on Form S-1 (file no. 333-72999).
   (3) Incorporated herein by reference from Registrant's Registration Statement on Form S-8 (file no. 333-56472).

Item 9. Undertakings
        ------------

               A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1999 Stock Incentive Plan, 1999 Employee Stock Purchase Plan, 2000 International Employee Stock Purchase Plan, or Amended and Restated BayGate, Inc. 1999 Stock Plan (as assumed by Registrant).

               B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cupertino, State of California on this 31st day of May, 2001

                                   Portal Software, Inc.


                                   By  /s/ John E. Little
                                       --------------------------------------
                                       John E. Little
                                       Chief Executive Officer, President and
                                       Chairman of the Board of Directors

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL PERSONS BY THESE PRESENTS:

               That the undersigned officers and directors of Portal Software, Inc., a Delaware corporation, do hereby constitute and appoint John E. Little, Chief Executive Officer, President and Chairman of the Board of Directors and Jack L. Acosta, Chief Financial Officer, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

               IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                       Title                                              Date
---------                                       -----                                              ----
/s/ John E. Little                              Chief Executive Officer, President             May 31, 2001
------------------------------                  (Principal Executive Officer) and
John E. Little                                  Chairman of the Board of Directors


/s/ Jack L. Acosta                              Chief Financial Officer,                       May 31, 2001
-------------------------------                 Vice President, Finance
Jack L. Acosta                                  (Principal Financial and
                                                Accounting Officer)


/s/ Arthur C. Patterson                         Director                                       May 31, 2001
-------------------------------
Arthur C. Patterson


/s/ David C. Peterschmidt                       Director                                       May 31, 2001
-------------------------------
David C. Peterschmidt


/s/ Robert P. Wayman                            Director                                       May 31, 2001
-------------------------------
Robert P. Wayman


/s/ Lewis O. Wilks                              Director                                       May 31, 2001
-------------------------------
Lewis O. Wilks


/s/ Edward J. Zander                            Director                                       May 31, 2001
-------------------------------
Edward J. Zander


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   EXHIBITS

                                      TO

                                   FORM S-8

                                     UNDER

                            SECURITIES ACT OF 1933


                             PORTAL SOFTWARE, INC.

                                 EXHIBIT INDEX

Exhibit Number           Exhibit
--------------           -------

   4                     Instruments Defining the Rights of Stockholders.
                         Reference is made to Registrant's Registration
                         Statement No. 000-25829 on Form 8-A, together with any
                         exhibits thereto, which are incorporated herein by
                         reference pursuant to Item 3(d) to this Registration
                         Statement.
   5                     Opinion and consent of Brobeck, Phleger & Harrison LLP.
   23.1                  Consent of Ernst & Young LLP, Independent Auditors.
   23.2                  Consent of Brobeck, Phleger & Harrison LLP is contained
                         in Exhibit 5.
   24                    Power of Attorney. Reference is made to page II-4 of
                         this Registration Statement.
   99.1(1)               1999 Stock Incentive Plan (as Amended and Restated
                         Through February 1, 2001).
   99.2(2)               Form of Notice of Grant of Stock Option.
   99.3(2)               Form of Stock Option Agreement.
   99.4(2)               Form of Addendum to Stock Option Agreement (Involuntary
                         Termination Following Corporate Transaction/Change in
                         Control).
   99.5(2)               Form of Addendum to Stock Option Agreement (Limited
                         Stock Appreciation Right)
   99.6(2)               Form of Stock Issuance Agreement.
   99.7(2)               Form Addendum to Stock Issuance Agreement (Involuntary
                         Termination Following Corporate Transaction/Change in
                         Control).
   99.8(2)               Form Automatic Stock Option Agreement.
   99.9(2)               Form Notice of Grant of Non-Employee Director -
                         Automatic Stock Option.
   99.10                 1999 Employee Stock Purchase Plan (as Amended and
                         Restated).
   99.11(3)              2000 Supplemental Stock Option Plan.
   99.12                 2000 International Employee Stock Purchase Plan.
   99.13                 BayGate, Inc. Amended and Restated 1999 Stock Plan.
   99.14                 BayGate, Inc. Form of Stock Option Agreement

   (1) Incorporated herein by reference from Registrant's Registration Statement on Form S-8 (file no. 333-32436).
   (2) Incorporated herein by reference from Registrant's Registration Statement on Form S-1 (file no. 333-72999).
   (3) Incorporated herein by reference from Registrant's Registration Statement on Form S-8 (file no. 333-56472).